Exhibit 99.1

OpGen Provides Update on Shareholder Proxy Voting in Relation to the Business Combination with Curetis

Shareholder proxy vote stands at 97% of the required quorum with support for the transaction at over 95%

GAITHERSBURG, Md., March 19, 2020 - OpGen, Inc. (Nasdaq: OPGN, “OpGen”), a precision medicine company harnessing the power of molecular diagnostics and informatics to help combat infectious disease, announced today an update on shareholder proxy voting in relation to the business combination with Curetis. As of March 18, 2020, the quorum was at 48% or approximately 2.7 million shares voted, approximately 97% of the required 50% quorum threshold. Of those OpGen shareholders who have voted on the business combination proposal, more than 95% have voted in support of the transaction.

Evan Jones, Chairman & CEO of OpGen stated, "We are very encouraged by the status of our shareholder proxy vote at this time and we are close to achieving the votes needed to successfully complete the business combination with Curetis by the time of the planned Special Meeting on March 30, 2020. On March 10, 2020, we indicated that shares representing 800,000 votes were required to achieve a quorum. Over the last eight days we have reduced the gap needed to close the transaction to shares representing less than 85,000 votes. This strong turnout speaks to the merits of this business combination and the increased shareholder value our diversified product portfolio offers.”

“It is important that shareholders vote their shares so that the business combination with Curetis can be completed on a timely basis. For those shareholders who have already voted, we thank you for your support. On March 10, 2020, Curetis NV shareholders voted to approve the transaction, making the OpGen Special Meeting vote the last hurdle to closing the planned business combination.”

OpGen held an initial Special Meeting of shareholders to approve the business combination transaction on March 10, 2020. Because a quorum was not represented at the Special Meeting, shareholders voted to adjourn the meeting in order to allow additional time for shareholders to vote on the proposal. Accordingly, the Special Meeting was adjourned to 10:00 a.m., local time, on Monday, March 30, 2020, at the offices of Ballard Spahr LLP, 1909 K Street, NW, 12th Floor, Washington DC. OpGen’s shareholders as of the record date of January 24, 2020 will continue to be entitled to vote at the Special Meeting on March 30, 2020.

OpGen and Curetis entered into a definitive agreement  to combine businesses on September 4, 2019. The closing of the transaction under such definitive agreement has not yet occurred and is subject to a number of significant closing conditions, including receipt of approval from the stockholders of OpGen. Until the closing occurs, each of OpGen and Curetis are operating as stand-alone businesses.

About OpGen

OpGen, Inc. is a precision medicine company harnessing the power of molecular diagnostics and informatics to help combat infectious disease. We are developing molecular information products and services for global healthcare settings, helping to guide clinicians with more rapid and actionable information about life threatening infections, improve patient outcomes, and decrease the spread of infections caused by multidrug-resistant microorganisms, or MDROs.

Our molecular diagnostics and informatics products, product candidates and services combine our Acuitas molecular diagnostics and Acuitas Lighthouse informatics platform for use with our proprietary, curated MDRO knowledgebase. We are working to deliver our products and services, some in development, to a global network of customers and partners. The Acuitas AMR Gene Panel (RUO) is intended for Research Use Only and is not for use in diagnostic procedures. The Acuitas Lighthouse Software is not distributed commercially for antibiotic resistance prediction and is not for use in diagnostic procedures. For more information, please visit. For more information, please visit www.opgen.com.

OpGen, Acuitas, and Acuitas Lighthouse are registered trademarks of OpGen, Inc.

About Curetis

Curetis N.V.’s (Euronext: CURE) goal is to become a leading provider of innovative solutions for molecular microbiology diagnostics designed to address the global challenge of detecting severe infectious diseases and identifying antibiotic resistances in hospitalized patients.

Curetis’ Unyvero System is a versatile, fast and highly automated molecular diagnostic platform for easy-to-use, cartridge-based solutions for the comprehensive and rapid detection of pathogens and antimicrobial resistance markers in a range of severe infectious disease indications. Results are available within hours, a process that can take days or even weeks if performed with standard diagnostic procedures, thereby facilitating improved patient outcomes, stringent antibiotic stewardship and health-economic benefits. Unyvero in vitro diagnostic (IVD) products are marketed in Europe, the Middle East, Asia and the U.S.

Curetis’ wholly-owned subsidiary Ares Genetics GmbH offers next-generation solutions for infectious disease diagnostics and therapeutics. The ARES Technology Platform combines what the Company believes to be the most comprehensive database worldwide on the genetics of antimicrobial resistances, ARESdb, with advanced bioinformatics and artificial intelligence.

For further information, please visit www.curetis.com and www.ares-genetics.com.

Forward-Looking Statements

This press release includes statements relating to the completion of the business combination with Curetis GmbH. These statements and other statements regarding OpGen’s future plans and goals constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, the fact that we have broad discretion as to the use of proceeds from OpGen’s at-the-market offering that commenced in February 2020 and that we may not use the proceeds effectively; risks and uncertainties associated with market conditions, OpGen’s ability to successfully and timely seek approval of, and obtain approval of its stockholders for the business combination with Curetis GmbH, satisfy the closing conditions under the Implementation Agreement, successfully combine the businesses of OpGen and Curetis GmbH, comply with the complexities of a global business, achieve the synergies we expect, successfully implement the combined company’s strategic and business goals and objectives, advance our current and planned 510(k) clearance submissions with the FDA, and continue our activities under the New York State Infectious Disease Digital Health Initiative. For a discussion of the most significant risks and uncertainties associated with OpGen's business, please review our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this press release and speak only as of the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Implementation Agreement (the definitive agreement related to the proposed business combination between the Company and Curetis GmbH), a Registration Statement on Form S-4 (File No. 333-234657) has been filed with and declared effective by the Securities and Exchange Commission (the “SEC”). Investors and security holders are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that forms a part of the registration statement. Such documents contain important information about the proposed transaction. The definitive proxy statement/prospectus was first mailed to stockholders of the Company on or about January 27, 2020. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other document that OpGen may send to its stockholders in connection with the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company at its website, www.opgen.com.

OpGen Contact:

Michael Farmer

Vice President, Marketing

(240) 813-1284

mfarmer@opgen.com

Press Contact:

Matthew Bretzius

FischTank Marketing and PR

matt@fischtankpr.com

Investor Contact:

Joe Green

Edison Group

jgreen@edisongroup.com